UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 6, 2019

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	Nasdaq Global Select Market

Item 5.07    Submission of Members to a Vote of Security Holders.
On May 6, 2019, Ameris Bancorp (“Ameris”) held a special meeting of its shareholders (the “Ameris special meeting”) in Jacksonville, Florida.  Of the 47,585,309 shares of common stock, par value $1.00 per share, of Ameris (the “Ameris common stock”) issued and outstanding at the close of business as of March 14, 2019, the record date for the Ameris special meeting, shareholders holding a majority of the votes entitled to be cast were present or represented by proxy at the Ameris special meeting, constituting a quorum for all matters to be presented at the Ameris special meeting.
Proposal 1 listed below was submitted to a vote of shareholders at the Ameris special meeting. The proposals listed below are described in detail in the joint proxy statement/prospectus filed by Ameris with the Securities and Exchange Commission on March 25, 2019. The final results of the shareholder votes at the Ameris special meeting are set forth below.
Proposal 1 - Ameris Share Issuance Proposal
The proposal was to approve the issuance of shares of Ameris common stock in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of December 17, 2018, as it may be amended from time to time, by and among Ameris and Fidelity Southern Corporation (the “Ameris share issuance proposal”). The proposal was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
39,557,578	580,150	58,459	N/A

Proposal 2 - Adjournment Proposal
In connection with the Ameris special meeting, the Board of Directors of Ameris also solicited proxies with respect to a proposal to adjourn the Ameris special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the Ameris share issuance proposal. The adjournment proposal was not submitted to Ameris shareholders for approval at the Ameris special meeting because Ameris shareholders approved the Ameris share issuance proposal, as noted above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Executive Vice President and Chief Financial Officer

Date: May 7, 2019